Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
Income Tax Status	Income Tax Status
The Plan received a favorable determination letter from the IRS dated September 7, 2017 indicating that the Plan is qualified under the Code, the related trust established under the Plan is tax-exempt and the Plan satisfies the requirement of Code Section 4975(e)(7). The Plan has been amended after the period covered by the determination letter. Once qualified, the Plan is required to operate in conformity with the Code to maintain its qualification. The Company believes the Plan, as amended, is currently designed and operated in compliance with the applicable requirements of the Code, and therefore the Plan and the related trust are intended to be qualified and tax-exempt, and the Plan is intended to satisfy the requirements of Code Section 4975(e)(7). The IRS no longer issues determination letters to qualified plans on a five-year cycle to evidence compliance with IRS rules.
There are no uncertain tax positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the Plan’s financial statements. The Plan is subject to routine audits by tax jurisdictions; however, there are currently no audits for any tax periods in progress. The Plan believes it is no longer subject to income tax examinations for years prior to 2022.